State Street Institutional Investment Trust

SUPPLEMENT DATED OCTOBER 31, 2016

TO

SUMMARY PROSPECTUS

DATED APRIL 29, 2016,

AS SUPPLEMENTED

STATE STREET AGGREGATE BOND INDEX FUND

Class A (SSFCX)

Class I (SSFDX)

Class K (SSFEX)

(the “Fund”)

Effective immediately, the Fund’s Summary Prospectus is supplemented as follows:

Bloomberg L.P. has acquired certain businesses from Barclays PLC and Barclays U.S. Aggregate Index has been renamed Bloomberg Barclays U.S. Aggregate Index. As a result, all references to “Barclays U.S. Aggregate Index” are replaced with “Bloomberg Barclays U.S. Aggregate Index.”

The last paragraph of the section titled “Principal Investment Strategies” is replaced in its entirety with the following:

The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”) which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSITABSUMSUP1